UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2021 (February 10, 2021)
OFS Capital Corporation
(Exact name of Registrant as specified in its charter)

Delaware	814-00813	46-1339639
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 S. Wacker Drive, Suite 2500 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 734-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OFS	The Nasdaq Global Select Market
6.25% Notes due 2023	OFSSG	The Nasdaq Global Select Market
6.375% Notes due 2025	OFSSL	The Nasdaq Global Select Market
6.50% Notes due 2025	OFSSZ	The Nasdaq Global Select Market
5.95% Notes due 2026	OFSSI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01.	Other Events.

Redemption of 6.375% Notes due 2025

On February 10, 2021, OFS Capital Corporation (the “Company”) caused notices to be issued to the holders of its 6.375% Notes due 2025 (CUSIP No. 67103B 308; NASDAQ: OFSSL) (the “6.375% Notes”) regarding the Company’s exercise of its option to redeem all of the issued and outstanding 6.375% Notes, pursuant to Section 1101 of the Indenture dated as of April 16, 2018, between the Company and U.S. Bank National Association, as trustee, and Section 1.01(h) of the First Supplemental Indenture dated as of April 16, 2018. The Company will redeem all $50,000,000 in aggregate principal amount of the 6.375% Notes on March 12, 2021 (the “Redemption Date”). The 6.375% Notes will be redeemed at 100% of their principal amount ($25 per Note), plus the accrued and unpaid interest thereon from January 31, 2021, through, but excluding, the Redemption Date. The aggregate amount of accrued interest to be paid will be approximately $363,021 (or approximately $0.18151 on each $25 principal amount of the Notes). A copy of the notice of redemption is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Redemption of 6.50% Notes due 2025

On February 10, 2021, the Company caused notices to be issued to the holders of its 6.50% Notes due 2025 (CUSIP No. 67103B 407; NASDAQ: OFSSZ) (the “6.50% Notes”) regarding the Company’s exercise of its option to redeem all of the issued and outstanding 6.50% Notes, pursuant to Section 1101 of the Indenture dated as of April 16, 2018, between the Company and U.S. Bank National Association, as trustee, and Section 1.01(h) of the Second Supplemental Indenture dated as of October 16, 2018. The Company will redeem all $48,525,000 in aggregate principal amount of the 6.50% Notes on the Redemption Date. The 6.50% Notes will be redeemed at 100% of their principal amount ($25 per Note), plus the accrued and unpaid interest thereon from January 31, 2021, through, but excluding, the Redemption Date. The aggregate amount accrued interest to be paid will be approximately $359,220 (or approximately $0.185069 on each $25 principal amount of the Notes). A copy of the notice of redemption is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Notice of Redemption of 6.375% Notes due 2025
99.2	Notice of Redemption of 6.50% Notes due 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFS CAPITAL CORPORATION

Dated: February 10, 2021	By:	/s/ Bilal Rashid
Chief Executive Officer